SECURED PROMISSORY NOTE


U.S. $1,800,000.00                                                  May 13, 2004

     FOR VALUE RECEIVED, the undersigned KARLNET, INC., a Delaware corporation with a principal place of business at 525 Metro Place N, Suite 100, Dublin, Ohio 43017 (the "Obligor"), promises to pay to YDI WIRELESS, INC., a Delaware corporation with a principal place of business at 8000 Lee Highway, Falls Church, Virginia 22042 (together with its successors, assigns, and any future holder or holders of this instrument collectively the "Lender"), or order, at Lender's place of business or at such other place as the holder of this Note may from time to time designate, the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000.00), in lawful money of the United States of America in immediately available funds, together with interest at the rate of eight and one-half percent (8.50%) per annum on the outstanding principal balance of this Note from the date hereof until such outstanding principal is paid in full.

     This Note reflects the secured loan being made by the Lender to the Obligor referred to in the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among, inter alia, the Obligor, the Lender, and KFire
      ----------------           ----- ----
Merger Corporation ("Merger Sub") pursuant to which the Obligor is merging with
                     ----------
and into Merger Sub. Execution and delivery of this Note is a condition precedent to the obligation of the Lender to consummate the transactions contemplated in the Merger Agreement. The obligations of the Obligor under this Note are secured by the Security Agreement, dated as of the date hereof (the "Security Agreement"), between the Obligor and the Lender.
 -------------------

     Scheduled Payments. Interest shall be payable monthly in arrears, the first
     ------------------
such payment of interest to be due and payable on June 1, 2004 and continuing on the same day of each succeeding month. Principal shall be due and payable in full in a single payment on June 1, 2006 unless extended by the Lender, as determined in its sole and absolute discretion, by written notice to the Obligor. Interest will be computed on the basis of a year of 365 days for the number of days actually elapsed.

     If any payment on this Note becomes due and payable on a Saturday, Sunday or legal holiday in Virginia, the maturity thereof shall be extended to the next succeeding business day. Upon the consent in writing of the holder of this Note, the maturity date for any payment due hereunder may be extended to such date as may be specified in the written consent. Overdue principal and, to the extent permitted by applicable law, interest will bear interest at the rate specified above plus five percent (5%) per annum.

     The Obligor may prepay all or any portion of the amounts due hereunder without penalty. Except as the holder (in its sole discretion) may otherwise elect, payments received by the holder from the Obligor on this Note shall be applied, first, to any costs, expenses or charges then owed the holder by the Obligor, second, to accrued and unpaid interest, and third, to the unpaid principal balance hereof.

     The entire principal balance of this Note, together with any unpaid interest thereon and any other sums due and payable hereunder, shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (1) a merger, consolidation, sale of all or substantially all of the Obligor's assets to another entity or entities in a single transaction or a series of transactions or any similar transaction; (2) the liquidation, termination or dissolution of the Obligor or its ceasing to carry on actively its present business or the appointment of a receiver for any of its property; (3) the adjudication of bankruptcy or the insolvency of, or the making of an assignment or trust mortgage for the benefit of creditors by, the Obligor; (4) the institution of bankruptcy, reorganization, arrangement, liquidation, receivership, moratorium or similar proceedings by or against the Obligor, and, if instituted against the Obligor, its consent thereto or the pendency thereof for 60 days; or (5) any breach or default by the Obligor under the Merger Agreement or the Security Agreement.

     The Obligor shall pay on demand all costs of collection, including court costs and reasonable attorneys' fees, suffered or incurred by the holder in enforcing this Note.

     This Note is assignable only by the holder hereof. No amendment or waiver of any of the provisions of this Note shall be valid unless in writing and signed by the holder hereof. Wherever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to the Obligor, such references shall be deemed to include a reference to its permitted successors and assigns. The provisions of this Note shall be binding upon the Obligor and its permitted successors and assigns and shall inure to the benefit of the Lender.

     The Obligor, guarantors, endorsers or other persons now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, waive presentment for payment, protest, demand, notice of protest, demand and dishonor and nonpayment of this Note, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof, and consent, without further notice or assent, on one or more occasions, (a) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time,
(b) to the acceptance or release by the holder or holders hereof at any time of any additional collateral or security for this Note, (c) to the addition, discharge, release or modification of obligation, in whole or in part, of any party primarily or secondarily liable hereon, (d) to the modification or amendment, at any time and from time to time, of this Note and the Security Agreement or any other instrument securing this Note, (e) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, the Security Agreement or any other instrument securing this Note, and (f) to any and all forbearances and indulgences whatsoever. Such consent shall not discharge, alter or diminish the liability of any person.

     No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right of the holder, nor shall any delay, omission, or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

     THE OBLIGOR HEREBY IRREVOCABLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS NOTE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE TRANSACTIONS WHICH THE NOTE EVIDENCES OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY THE OBLIGOR OR THE LENDER OR ANY OTHER PARTY RELATING HERETO.

     Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Note may be brought against the Obligor in the state or federal courts whose local geographic jurisdiction includes Falls Church, Virginia, and the Obligor consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any and all rights it may have to contest the appropriateness of any such action or proceeding, whether based on lack of personal jurisdiction, lack or insufficiency of service, improper venue, forum non conveniens, or any other
                                          ----- --- ----------
basis. Process in any action or proceeding referred to in the preceding sentence may be served on the Obligor anywhere in the world.

     This Note shall be governed by and construed according to the laws of the State of Delaware without regard to principles of conflict of laws.

     Executed as a sealed instrument as of the day and year first written above.

                                                         KARLNET, INC.


                                                         By: /s/ Douglas J. Karl
                                                             -------------------
                                                         Name:  Douglas J. Karl
                                                         Title:  President